UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 22, 2025

Everspin Technologies, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-37900	26-2640654
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5670 W. Chandler Blvd., Suite 130

Chandler, Arizona 85226

(Address of principal executive offices, including zip code)

(480) 347-1111

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001	MRAM	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On May 22, 2025, Everspin Technologies, Inc. (“Everspin”) held its 2025 Annual Meeting of Stockholders (the “Annual Meeting”). The following is a brief description of each matter voted upon at the Annual Meeting, as well as the final tally of the number of votes cast: (a) for or withheld with respect to the election of directors; (b) for, against or abstain for the ratification of the appointment of Ernst & Young LLP as Everspin’s independent registered public accounting firm for the fiscal year ending December 31, 2025; and (c) for, against or abstain for the approval, on an advisory basis, of the compensation of Everspin’s named executive officers, commonly known as a “say-on-pay” proposal. Broker non-votes are also reported. A more complete description of each matter is set forth in Everspin’s definitive proxy statement filed with the Securities and Exchange Commission on April 7, 2025.

Proposal 1:	Each of the seven directors proposed by Everspin for election was elected by the following votes to serve until Everspin’s 2026 Annual Meeting of Stockholders or until his or her respective successor has been elected and qualified. The tabulation of votes on this matter was as follows:

	For	Withheld	Broker Non-Votes
Darin G. Billerbeck	10,112,235	1,201,603	5,015,046
Geoffrey Ribar	9,997,170	1,316,668	5,015,046
Lawrence G. Finch	8,954,804	2,359,034	5,015,046
Sanjeev Aggarwal, Ph.D.	10,247,152	1,066,686	5,015,046
Tara Long	7,945,475	3,368,363	5,015,046
Glen Hawk	9,919,043	1,394,795	5,015,046
Douglas Mitchell	10,111,274	1,202,564	5,015,046

Proposal 2:	The appointment of Ernst & Young LLP as Everspin’s independent registered public accounting firm for the fiscal year ending December 31, 2025 was ratified. The tabulation of votes on this matter was as follows:

For	Against	Abstain	Broker Non-Votes
15,201,387	1,117,348	10,149	-

Proposal 3:	The advisory vote to approve the compensation of Everspin’s named executive officers was approved. The tabulation of votes on this matter was as follows:

For	Against	Abstain	Broker Non-Votes
9,461,175	1,722,701	129,962	5,015,046

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Everspin Technologies, Inc.

Dated: May 27, 2025	By:	/s/ William Cooper
William Cooper
Chief Financial Officer